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                                                                   EXHIBIT 10.5

                          COLLATERAL PLEDGE AGREEMENT

     This Collateral Pledge Agreement (the "Agreement") is made this 2nd day of February, 1998, by CTI Group (Holdings), Inc., a Delaware corporation ("Pledgor'), in favor of Siemens plc, an English company ("Pledgee").

                                  BACKGROUND

     Pursuant to a certain Asset Purchase Agreement of even date herewith between CTI Data Solutions (International) Ltd., an English company and a wholly-owned subsidiary of Pledgor ("Borrower") and Pledgee, Pledgee advanced a loan to Borrower in the principal amount of Two Million Dollars ($2,000,000.00) (the "Term Loan"). The Term Loan is evidenced by a Secured Promissory Note of even date herewith executed and delivered by Borrower to Pledgee in the principal amount of Two Million Dollars ($2,000,000.00) (the "Note"). As incentive for Pledgee to make the Term Loan to the Borrower, the Pledgor executed a Guaranty in favor of Pledgee relating to the performance of Borrower's obligations under the Note and entered into a Security Agreement of even date herewith granting Pledgee a security interest in substantially all of the assets of Pledgor. Borrower's obligations to Pledgee, as evidenced by the Note are hereinafter referred to as the ("Obligations").

     As additional Collateral Security to the Obligations, Pledgor has agreed to pledge to Pledgee all of Pledgor's right, title and interest in and to the Pledged Securities (as hereinafter defined).

     NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, and for good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, Pledgor agrees as follows:

     7.   Certain Definitions.

          (a) The term "Pledged Securities" shall mean all shares of Capital Stock of: (i) CTI Delaware Holdings, Inc., a Delaware corporation; (ii) CTI Soft-Com, Inc., a Delaware corporation; (iii) Plymouth Communications, Inc., a Delaware corporation; (iv) Telephone Budgeting Systems, Inc., a Delaware corporation; and (v) Borrower, owned legally or beneficially by Pledgor, including all shares issued in the future, whether certificated or uncertificated, together with all certificates, options, rights, dividends or other distributions issued in addition to, in substitution or in exchange for, or on account of, any such shares, and all cash and noncash proceeds of all of the foregoing, now or hereafter owned, acquired by or arising in favor of Pledgor.



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          (b)  The term "Event of Default" shall mean a default or an event of default under this Agreement, the Note or any other instrument, document or agreement, which evidences or secures the Obligations.

     8.   Pledge.

          (a) As security for the full and prompt satisfaction of the Obligations, Pledgor hereby pledges, hypothecates, delivers, transfers and sets over to Pledgee in form transferable for delivery, the Pledged Securities and grants to Pledgee a valid first priority lien on and security interest in and to the Pledged Securities, all certificates representing the Pledged Securities or other instruments or documents evidencing the same.

          (b) Prior to the occurrence of an Event of Default, Pledgor shall be entitled to all voting rights with respect to the Pledged Securities and, for that purpose, Pledgee shall execute and deliver to Pledgor all necessary proxies. Immediately and without further notice, upon the occurrence of an Event of Default, whether or not the Pledged Securities shall have been registered in the name of Pledgee or its nominee, Pledgee or its nominee shall have the right to exercise all voting rights as to all of the Pledged Securities and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if Pledgee or its nominee were the absolute owner thereof including, without limitation, the right to exchange any or all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of Pledgee thereof, or upon the exercise by Pledgee of any right, privilege, or option pertaining to any of the Pledged Securities and, in connection therewith, to deliver any of the Pledged Securities to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by Pledgee; but Pledgee shall have no duty to exercise any of the aforesaid rights or privileges, or may delay in so doing.

          (c) Prior to the occurrence of an Event of Default, Pledgor shall be entitled to any and all regular cash dividends declared by the Pledgee to be paid on account of the Pledged Securities; provided, however, that immediately and without further notice, upon the occurrence of an Event of Default, whether or not the Pledged Securities shall have been registered in the name of Pledgee or its nominees, Pledgee or its nominee shall have the right to any and all regular cash dividends paid on account of the Pledged Securities which shall be delivered to Pledgee and may, at Pledgee's option, be applied on account of the Obligations in such order and manner as Pledgee may elect.

          (d) At any time following execution of this Agreement, if Pledgor shall become entitled to receive or shall receive, in connection with any of the Pledged Securities, any: (i) stock certificate, including, without limitation, any certificate representing a stock dividend or in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off; (ii) option, warrant or right, whether as an addition to or in substitution or in exchange for any of the Pledged Securities, or otherwise; or (iii) dividends or distributions payable in property, including securities issued by an issuer other than Pledgee; then, Pledgor shall accept the same as Pledgee's agent, in express trust for Pledgee, and shall deliver the same forthwith to the Pledgee in the exact form received with, as applicable, Pledgor's endorsement, or


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appropriate stock powers duly executed in blank, (with signatures "bank guaranteed") which the Pledgor hereby unconditionally agrees to make and/or furnish, to be held by Pledgee, subject to the terms hereof, as part of the Pledged Securities.

          (e) The Pledgor hereby delivers to the Pledgee appropriate updated stock transfer powers duly executed in blank for the Pledged Securities and will deliver appropriate updated stock transfers powers duly executed in blank for any Pledged Securities to be pledged hereunder from time to time.

     9.   Remedies Upon an Event of Default.

          (a) Upon the occurrence of an Event of Default, Pledgee shall have in each case all of the remedies of a secured party under the Pennsylvania Uniform Commercial Code, and, without limiting the foregoing, shall have the right, without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale or other disposition) to or upon the Pledgor or any other person (all of which are, to the extent permitted by law, hereby expressly waived), to forthwith realize upon the Pledged Securities or any part thereof, and may forthwith, or agree to, sell or otherwise dispose of and deliver the Pledged Securities or any part thereof or interest therein, in one or more parcels at public or private sale or sales, at any exchange, broker's board or elsewhere, at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Securities purchase the shares constituting the Pledged Securities for investment and without any intention to make a distribution thereof) as Pledgee shall, in its sole discretion, determine (the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder) for or on credit, or for future delivery without assumption of any credit risk, with the right to Pledgee or any purchaser to purchase upon any such sale or acquire pursuant to (i) above the whole or any part of the Pledged Securities free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released. Pledgee agrees to give at least ten (10) days written notice of the time and place of any public sale or of the time after which a private sale or other disposition may take place, which notice Pledgor hereby deems commercially reasonable.

          (b) The proceeds of any disposition of the Pledged Securities or other action by Pledgee shall be applied as follows:

               (i) First, the costs and expenses incurred in connection therewith or incidental thereto or to the care or safekeeping of any of the Pledged Securities or in any way relating to the rights of Pledgee hereunder, including reasonable attorneys' fees and legal expenses;

               (ii) Second, to the satisfaction of the Obligations;


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              (iii) Third, to the payment of any other amounts required by applicable law (including, without limitation, Section 9-504(a)(3) of the Uniform Commercial Code as enacted in the Commonwealth of Pennsylvania (the "UCC"); and

               (iv) Fourth, to Pledgor, to the extent of any surplus proceeds, absent the agreement of the parties to the contrary or as a court of competent jurisdiction may direct.

     10. Pledgor's Representations and Warranties. Pledgor represents and warrants that:

          (a) Pledgor has all requisite capacity and power to enter into this Pledge, to pledge the Pledged Securities for the purposes described in Paragraph 2(a) above, and to carry out the transactions contemplated by this Pledge;

          (b) Pledgor is the legal and beneficial owner of the Pledged Securities free and clear of all liens, security interests and other encumbrances except the security interest granted hereby. The Pledged Securities include all issued and outstanding capital stock of each issuer thereof. All of the Pledged Securities have been duly authorized and validly issued and are fully paid and non-assessable and are subject to no option to purchase or similar rights of any person or entity. Pledgor is not, and will not become, a party to or bound by any agreement which restricts in any manner the rights of any present or future holder of any of the Pledged Securities with respect thereto.;

          (c) The execution and delivery of this Pledge, and the performance of its terms, will not violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order or regulation, applicable to Pledgor or any of its property; and

          (d) Upon the execution of this Pledge and the delivery to Pledgee of the shares of Pledged Securities now held of record by Pledgor, this Pledge shall create a valid first priority lien upon and perfected security interest in the Pledged Securities and the cash and noncash proceeds thereof, subject to no prior lien or subordinate lien, or agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Securities.

     11. Pledgor's Covenants. Pledgor hereby covenants that, until all of the Obligations have been satisfied in full:

          (a) Pledgor will not sell, convey, or otherwise dispose of any of the Pledged Securities or any interest therein, or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Pledged Securities or the proceeds thereof, other than that created hereby; and


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          (b)  Pledgor will, at Pledgor's own expense, defend (engaging counsel acceptable to Pledgee) Pledgee's right, title, special property and security interest in and to the Pledged Securities against the claims of any person, firm, corporation or other entity.

     12. Further Assurances. Pledgor shall at any time, and from time to time, at its sole expense, upon written request of Pledgee, execute and deliver such further documents and do such further acts and things as Pledgee may reasonably request to effect the purposes of this Pledge including, without limitation, delivering to Pledgee, upon the occurrence of an Event of Default, irrevocable proxies with respect to the Pledged Securities in form satisfactory to Pledgee. Until receipt thereof, this Pledge shall constitute Pledgor's proxy to Pledgee or his nominee to vote all shares of Pledged Securities then registered in Pledgor's name. To the extent permitted by law, Pledgor authorizes Pledgee to execute and file, in Pledgor's name or otherwise, Uniform Commercial Code financing statements (which may be copies of this Pledge) that the Pledgor in its sole discretion may deem necessary or appropriate to further perfect the security interest herein.

     13. Termination of Pledge. Upon the satisfaction in full of all Obligations and the satisfaction of all additional costs and expenses of Pledgee as provided herein, this Pledge shall terminate and Pledgee shall deliver to Pledgor, the Pledged Securities or so much thereof as shall not have been sold or otherwise applied pursuant to this Pledge.

     14.  Miscellaneous.

          (a) Beyond the exercise of reasonable care to assure the safe custody of the Pledged Securities while held hereunder, Pledgee shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Securities upon surrendering the Pledged Securities or tendering surrender of it to Pledgor.

          (b) The rights and remedies provided herein and in the Note and any related instruments, agreements and documents are cumulative and are in addition to and not exclusive of any rights or remedies provided by law, including, without limitation, the rights and remedies of a secured party under the UCC.

          (c) The provisions of this Pledge are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision in this Pledge in any jurisdiction.

     15. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly given, as of the date delivered, if delivered personally, three days after being sent by registered or certified mail (postage prepaid, return receipt requested), one day after


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dispatch by recognized overnight courier (provided delivery is confirmed by the courier) and upon transmission by telecopy, confirmed received, to the parties at the following addresses (or at such other address for a party as shall be specified by like change of address):

          (a)  If to Pledgee:

               Siemens plc
               Siemens House
               Oldbury, Bracknell
               Berkshire, R 912 8FZ (England)
               Attention: James Loughery
               Facsimile No.: 011-44-1344-396020

               With a copy to:

               Siemens Corporation
               1301 Avenue of the Americas
               New York, NY 10019
               Attention: Kevin M. Royer
               Facsimile No.: (212) 258-4945
          (a)  If to Pledgor:

               CTI Group (Holdings), Inc.
               901 South Trooper Road
               P.O. Box 80360
               Valley Forge, Pennsylvania 19484 (USA)
               Attention: Anthony Johns
               Facsimile No.: (610) 666-7707

with copies to:
               Klehr, Harrison, Harvey, Branzburg & Ellers LLP
               1401 Walnut Street
               Philadelphia, Pennsylvania 19102 (USA)
               Attention: Barry J. Siegel, Esquire
               Facsimile No.: (215) 568-6603


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     16.  Governing Law.  This Pledge shall be construed in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of laws and is intended to take effect as an instrument under seal.

     17. Jurisdiction. The parties agree to the exclusive jurisdiction of the federal courts located in Philadelphia, Pennsylvania in connection with any matter arising hereunder, including the collection and enforcement hereof. THE PARTIES HERETO IRREVOCABLE WAIVE TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO OR ANY OTHER CLAIM OR DISPUTE HOWEVER ARISING BETWEEN THE GUARANTOR AND THE SECURED PARTY.

     IN WITNESS WHEREOF, Pledgor has executed this Collateral Pledge Agreement as of the day and year first above written.


WITNESS:                                CTI GROUP (HOLDINGS), INC.


/s/ Mary Ann Davis                      /s/ Anthony Johns
---------------------                   ----------------------------
                                        By: Anthony Johns, President


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